Exhibit 10.4
CORPORATE GUARANTY
This Corporate Guaranty (“Guaranty”) is being delivered by the undersigned in connection with that certain Asset Purchase Agreement (the “Agreement”), dated as of January 6th, 2011, between RHA Tishomingo, LLC, an Oklahoma limited liability company (“Seller”), and Mercy Tishomingo Hospital Corporation, an Oklahoma not for profit corporation (“Buyer”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned guarantor does hereby absolutely and unconditionally guaranty to Buyer, the full, faithful and timely performance and satisfaction of all of Seller’s obligations set forth in Section 12 of the Agreement.
This Guaranty by the undersigned is unconditional and Buyer need not exhaust its remedies against, or seek relief or satisfaction from Seller prior to exercising such remedies or seeking such relief or satisfaction from the undersigned.
IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of January 6, 2011.

First Physicians Capital Group, Inc.
By:	/s/ David Hirschhorn
	Name:	David Hirschhorn
	Title:	CEO

Exhibit 99.4

CORPORATE GUARANTY

This Corporate Guaranty (“Guaranty”) is being delivered by the undersigned in connection with that certain Asset Purchase Agreement (the “Agreement”), dated as of January      , 2011, between RHA Tishomingo, LLC, an Oklahoma limited liability company (“Seller”), and Mercy Tishomingo Hospital Corporation, an Oklahoma not for profit corporation (“Buyer”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned guarantor does hereby absolutely and unconditionally guaranty to Buyer, the full, faithful and timely performance and satisfaction of all of Seller’s obligations set forth in Section 12 of the Agreement.

This Guaranty by the undersigned is unconditional and Buyer need not exhaust its remedies against, or seek relief or satisfaction from Seller prior to exercising such remedies or seeking such relief or satisfaction from the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of January      , 2011.

First Physicians Capital Group, Inc.

By:
Name:
Title: